UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 2, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2022, TRxADE HEALTH, Inc. (“we”, “us” or the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, an aggregate of 6,576,133 shares of voting stock, or 80% of our 8,181,041 total outstanding voting shares as of April 5, 2022, the record date for the Meeting (the “Record Date”), were present at (including via proxy) or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 21, 2022 (the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Suren Ajjarapu	4,713,068	4,354	1,858,711
Prashant Patel	4,611,733	105,689	1,858,711
Donald G. Fell	4,417,092	300,330	1,858,711
Charles L. Pope	4,610,290	107,132	1,858,711
Christine L. Jennings	4,612,926	104,496	1,858,711

Proposal 2*	Votes For	Votes Against	Abstentions
Ratification of the Appointment of MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022	6,564,673	9,451	2,009

Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval, by non-binding vote, of the 2021 compensation of the Company’s named executive officers	4,582,945	30,681	103,796	1,858,711

* There were no Broker Non-Votes on this proposal.

As a result of the above voting, each of the five (5) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal and proposals 2 and 3, which each required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, were validly approved by the Company’s stockholders (provided that Proposal 3 is advisory in nature).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRXADE HEALTH, INC.

Date: June 3, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer